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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 7, 2002

                                 FMC CORPORATION

             (Exact name of registrant as specified in its charter)


          Delaware                       1-2376                 94-0479804
----------------------------          -----------             --------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)


              1735 Market Street, Philadelphia, Pennsylvania 19103

               (Address of principal executive offices) (ZipCode)

                                 (215) 299-6000

                         Registrant's telephone number,
                               including area code

ITEM 5. OTHER EVENTS

On October 7, 2002 FMC issued the following press release (attached hereto as Exhibit 99.1).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Text of Press Release dated October 7, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FMC CORPORATION


                            By: /s/ W. Kim Foster

                            ------------------------
                            W. Kim Foster
                            Chief Financial Officer
                            October 8, 2002